SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2005

Wells Real Estate Fund VIII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-27888	58-2126618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Tanglewood Commons

On April 21, 2005, Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”), a joint venture among Wells Real Estate Fund VI, L.P. Wells Real Estate Fund VII, L.P., and Wells Real Estate Fund VIII, L.P. (the “Registrant”), sold a retail center containing approximately 67,320 rentable square feet located on approximately ten acres of land, including available space for expansion, and approximately one acre of land known as Outparcel 4, in Clemmons, North Carolina (“Tanglewood Commons”) to Tanglewood Investors, LLC, an unaffiliated third party, for a gross sales price of $11,500,000, less closing costs. Following the sale, Fund VI-VII-VIII Associates will retain ownership in two outparcels of land adjacent to Tanglewood Commons, comprised of approximately two acres of land.

The Registrant holds an equity interest of approximately 32.35% in Fund VI-VII-VIII Associates. The net sale proceeds allocable to the Registrant as a result of the sale of Tanglewood Commons were approximately $3.6 million. The Registrant expects a gain allocation of approximately $1.8 million from the sale of Tanglewood Commons.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2004	F-3

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VIII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: April 27, 2005

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WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VIII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004.

The following unaudited pro forma balance sheet as of December 31, 2004 has been prepared to give effect to the sale of Tanglewood Commons by Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”), a joint venture among Wells Real Estate Fund VI, L.P., Wells Real Estate Fund VII, L.P., and the Registrant as if the disposition and distribution of net proceeds therefrom occurred on December 31, 2004. The Registrant holds an equity interest of approximately 32.35% in Fund VI-VII-VIII Associates, which owned 100% of Tanglewood Commons. Fund VI-VII-VIII Associates sold Tanglewood Commons on April 21, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the sales of Hannover Center and 15253 Bake Parkway (collectively, the “Prior Dispositions”), and Tanglewood Commons as if the dispositions occurred on January 1, 2004. Fund VII and Fund VIII Associates sold the Hannover Center on April 29, 2004. The Registrant holds an equity interest of approximately 63.36% in Fund VII and Fund VIII Associates, a joint venture between the Registrant and Wells Real Estate Fund VII, L.P. Fund VIII-IX-REIT Joint Venture sold 15253 Bake Parkway on December 2, 2004. The Registrant holds an equity interest of approximately 46.14% in Fund VIII-IX-REIT Joint Venture, a joint venture between Fund VIII and Fund IX Associates and Wells Operating Partnership, L.P. Fund VIII and Fund IX Associates is a joint venture between the Registrant and Wells Real Estate Fund IX, L.P. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Prior Dispositions or Tanglewood Commons if the transactions had occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Prior Dispositions and Tanglewood Commons been consummated as of January 1, 2004.

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WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

DECEMBER 31, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$14,392,272	$(1,858,704	)(b)	$12,533,568
Cash and cash equivalents	6,906,555	3,616,903	(c)	10,523,458
Due from joint ventures	456,859	0		456,859

Total assets	$21,755,686	$1,758,199		$23,513,885

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$30,623	$0		$30,623
Due to affiliates	9,063	0		9,063

Total liabilities	39,686	0		39,686

Partners’ capital:
Limited partners:
Class A – 2,931,096 units outstanding	21,206,578	302,135	(d)	21,508,713
Class B – 272,173 units outstanding	509,422	1,456,064	(d)	1,965,486
General partners	0	0		0

Total partners’ capital	21,716,000	1,758,199		23,474,199

Total liabilities and partners’ capital	$21,755,686	$1,758,199		$23,513,885

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K as of December 31, 2004.
(b)	Reflects the Registrant’s pro rata share of the allocated gain related to the sale of Tanglewood Commons of $1,758,199 less the Registrant’s pro rata share of the assumed distribution of proceeds from the sale of Tanglewood Commons of $(3,616,903).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund VI-VII-VIII Associates as a result of the sale of Tanglewood Commons.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated on the sale of Tanglewood Commons. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

F-2

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Prior Dispositions	Tanglewood Commons	Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$3,970,849	$(318,713) (b)	$(159,726) (d)	$1,838,766
		$(1,653,644) (c)
EXPENSES:
Partnership administration	149,044	0	0	149,044
Legal and accounting	47,269	0	0	47,269
Other general and administrative	2,613	0	0	2,613

Total expenses	198,926	0	0	198,926
INTEREST AND OTHER INCOME	6,971	0	0	6,971

NET INCOME	$3,778,894	$(1,972,357)	$(159,726)	$1,646,811

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$3,265,975	$(1,228,945)	$(197,075)	$1,839,955

CLASS B	$512,919	$(743,412)	$37,349	$(193,144)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$1.12	$(0.42)	$(0.07)	$0.63

CLASS B	$1.70	$(2.46)	$0.12	$(0.64)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,902,265			2,902,265

CLASS B	301,004			301,004

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund VII and Fund VIII Associates earned by the Registrant related to Hannover Center, which was sold on April 29, 2004.
(c)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund VIII-IX-REIT Joint Venture earned by the Registrant related to 15253 Bake Parkway, which was sold on December 2, 2004.
(d)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to Tanglewood Commons for the year ended December 31, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Tanglewood Commons if the transaction had occurred on January 1, 2004.

See accompanying notes.

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